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                                                                   EXHIBIT 10.71

                           KILROY REALTY CORPORATION

                 DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN

                                 March __, 1999

1.  PURPOSE AND ADMINISTRATION

          Kilroy Realty Corporation, a Maryland corporation (the "Company"), has adopted three plans for the direct purchase of shares of the Company's common stock, par value $.01 per share (the "Common Stock"): (i) the Dividend Reinvestment Program (the "DRIP"); (ii) the Cash Option Purchase Plan (the "COPP"); and (iii) the Waiver Discount Plan (the "WDP"). The DRIP, COPP and WDP are collectively referred to as the "Plan." The purpose of the Plan is to provide existing stockholders of the Company with an opportunity to invest automatically the cash dividends paid upon shares of the Company's Common Stock held by them, as well as to permit existing and prospective stockholders to make voluntary cash purchases of such Common Stock. MellonBank, N.A., as agent, or such successor plan administrator as we may designate (the "Agent"), will administer the Plan. ChaseMellon Shareholder Services, L.L.C., a registered transfer agent, will provide certain administrative support to the Agent.

2.  PARTICIPATION

          Any existing holder of shares of Common Stock with any of such shares registered in his or her name on the records of the Agent and, with respect to the COPP and WDP, certain other persons as described below, may enroll in the Plan (any such person so enrolled in the Plan is referred to herein as a "Participant"). Beneficial owners of shares of Common Stock registered in the name of another person or entity must make arrangements for that person or entity to handle investment or reinvestment with respect to dividends received upon such shares, or must arrange to have such shares registered in the beneficial owner's name in order to participate.

          If a Participant holds shares registered in the name of another person, a Broker/Nominee Form ("B/N Form") provides the sole means whereby a broker, bank or other nominee holding shares on a Participant's behalf may request an Optional Cash Purchase for the Participant. In such case, the broker, bank or other nominee must use a B/N Form for transmitting Optional Cash Purchases on the Participant's behalf. A B/N Form must be delivered to the Agent each time that such broker, bank or other nominee transmits Optional Cash Purchases on the Participant's behalf. A Participant may request a B/N Form from the Agent in writing or by telephone.

          To enroll in the Plan, a prospective Participant must complete and sign an enrollment form, substantially in the form attached hereto as Exhibit A (the "Enrollment Form") and return it to the Agent and, if applicable, a Request for Waiver, substantially in the form attached hereto as Exhibit B (the "Request for Waiver"), and return it to the Company. If the
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shares of Common Stock are registered in the more than one name (such as joint tenants, trustees, etc.), all registered holders must sign an Enrollment Form and, if applicable, the Request for Waiver.

          A prospective Participant may join the Plan at any time.
Participation in the DRIP will begin with the first dividend payment after an Enrollment Form, designating the reinvestment of dividends, is received by the Agent, provided there is sufficient time for processing prior to the next dividend record date. Participation in the COPP will begin concurrently with the first COPP Investment Date after an Enrollment Form and the COPP Payment (as defined below) are received by the Agent, provided the payment is received one full business day prior to the next COPP Investment Date. Participation in the WDP will begin upon commencement of the first Investment Period (as defined below) after the Request for Waiver, approved by the Company, and the WDP Payment (as defined below) are received by the Agent, provided the payment is received one full business day prior to the next Investment Period.

          By selecting the "Partial Reinvestment" option on the Enrollment Form, stockholders may elect to receive cash dividends on a specified percentage of their shares, and reinvest the dividends on the balance of such shares. A Participant may change the dividend reinvestment option at any time by submitting a newly executed Enrollment Form to the Agent or by writing to the Agent. Enrollment Forms may be obtained by contacting the Agent at the address set forth in Section 22. Any change in the percentage of shares with respect to which the Agent is authorized to reinvest dividends must be received by the Agent prior to the record date for a dividend to permit the new number of shares to apply to that dividend.

3.  DIVIDEND REINVESTMENT

          Purchases of shares of Common Stock with reinvested dividends shall occur on the dividend payment date or on the actual date of purchase if the Company directs the Agent to extend the period used to purchase shares in the open market or in privately negotiated transactions for up to an additional trading 15 days after the applicable dividend payment date. Shares of Common Stock purchased with such reinvested dividends shall be, at the Company's option, either from (i) authorized but unissued shares of Common Stock or (ii) shares of Common Stock purchased by the Agent in open market or privately negotiated transactions. In either case, such shares of Common Stock will be sold to the Participant at a price per share determined in accordance with
Section 5 hereof.

4.  VOLUNTARY CASH PURCHASES

          A voluntary cash purchase may be made under either the COPP or WDP at the time a Participant enrolls in the Plan, and thereafter from time to time as set forth below, as long as a Participant is enrolled in the Plan. Participants may make Optional Cash Purchases under the COPP by delivering a check or money order payable to KRC Investment Plan to the Agent at the address set forth herein. Participants may make Optional Cash Purchases under the WDP by transmitting immediately available funds to the Agent to the account referenced on the

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Request for Waiver. Participants should send all inquiries regarding other forms of payments and all other written inquiries directly to the Agent at its address set forth in Section 22.

      A.  Cash Option Purchase Plan.

          Any Participant may purchase additional shares of Common Stock under the COPP by delivering to the Agent a check or money order in U.S. currency made payable to Kilroy Investment Plan at the address set forth in Section 22. Wire transfers are not permitted for purchases under the COPP. Under the COPP, the purchase of shares of Common Stock by a Participant will occur on the next COPP Investment Date following the date on which the Agent receives the COPP Payment; provided, however, that if any COPP Payment is received less than one full business day before the second COPP Investment Date following the date the payment is received by the Agent, such COPP Payment will be used to purchase shares of Common Stock on the next COPP Investment Date following the date on which the Agent receives the COPP Payment if the Agent determines, in its sole discretion, that insufficient time exists to process the COPP Payment prior to the next COPP Investment Date. The aggregate amount of any COPP Payment of a Participant used to purchase shares of Common Stock during any calendar month shall not be less than $100 nor more than $5,000; provided, however, that the aggregate amount of any COPP Payment of a Participant that is not an existing stockholder during any calendar month shall not be less than $750 nor more than $5,000. Shares of Common Stock purchased under the COPP shall be, at the Company's option, either from (i) authorized but unissued shares of Common Stock or (ii) shares of Common Stock purchased by the Agent in open market or privately negotiated transactions, or (iii) a combination of both. In either case, such shares of Common Stock will be sold to the Participant at a price per share determined in accordance with Section 5.

      B.  Waiver Discount Plan.

          Any Participant may purchase additional shares of Common Stock under the WDP by transferring immediately available funds to the account referenced in the Request for Waiver. The Agent must also receive written approval from the Company of the Request for Waiver at least one full business day before the next Investment Period. Under the WDP, a Participant shall purchase the maximum number of shares of Common Stock that may be purchased on each trading day during the applicable Investment Period with 1/10th of the WDP Payment at a price per share equal to the average of the average high and low price per share on that particular trading day during the applicable Investment Period (as defined below) as reported by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, any other securities exchange or national quotation service on which the Common Stock is then traded or listed for quotation, less a discount of up to 2%, subject to any applicable Threshold Price established pursuant to Section 4.C below (the "Investment Period Average Purchase Price"). "Investment Period" means the period of ten
(10) consecutive trading days during any calendar month commencing on a date determined at the sole discretion of the Company. Under the WDP, the purchase of shares of Common Stock by a Participant will occur on each trading day during the Investment Period on which shares are traded on the NYSE and, if applicable, on which the average of the high and low sales price per share, as reported to the NYSE, exceeds the threshold price. Under the WDP, a Participant will acquire, on each such trading day, all rights of ownership with respect to the shares of Common Stock purchased on such day, including without limitation, the right to dispose of or vote such shares. The WDP Payment must be received by the Agent not less than one full business day before the commencement of the Investment Period; provided, however, that if

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any WDP Payment is received less than one full business day before the commencement of an Investment Period, such WDP Payment will be used to purchase shares of Common Stock on the second Investment Period following the date on which the Agent receives the WDP Payment if the Agent determines, in its sole discretion, that insufficient time exists to process the WDP Payment prior to commencement of the next Investment Period. The aggregate amount of any WDP Payment of a Participant used to purchase shares of Common Stock during any calendar month shall not be less than $5,000. Shares of Common Stock purchased under the WDP shall be only from authorized and unissued shares of Common Stock in accordance with Section 5.

      C.  Threshold Pricing.

          The Company may elect to establish for any Investment Period a minimum threshold price (a "Threshold Price") applicable to Optional Cash Purchases made under the WDP not later than three business days prior to the first day of the applicable Investment Period. The Threshold Price, if any, shall be determined by the Company in its sole discretion after reviewing the current market conditions and shall be the per share price that the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange must equal or exceed for each trading day of the relevant Investment Period. In the event that (i) the average per share sale price does not equal or exceed the Threshold Price for any particular trading day in the Investment Period or (ii) no trades of Common Stock are made on the New York Stock Exchange on a day in the Investment Period, then the Company shall exclude that trading day from the Investment Period. The Agent shall return to a Participant a portion of that Participant's Optional Cash Purchase for each trading day of an Investment Period on which the Threshold Price is not satisfied or for each day on which no trades of Common Stock were reported on the New York Stock Exchange. The Company's election whether to establish a Threshold Price for any particular Investment Period will not effect its rights to establish a Threshold Price in any other Investment Period. Neither the Company nor the Agent shall have any responsibility to notify any Participant regarding the Company's establishment of a Threshold Price for an Investment Period. Any Participant shall be able to confirm the existence of a Threshold Price by telephoning the Company at (310) 563-5531 during the three business days preceding the applicable Investment Period.

      D.  Discount Pricing.

          The Company may elect to establish, each month and in no event later than three business days prior to the dividend record date, COPP Investment Date or the first day of the applicable Investment Period, as applicable, a discount from the market price applicable to reinvested dividends and Optional Cash Purchases. Any discount set by the Company with respect to an Optional Cash Purchase shall apply to the entire Optional Cash Purchase. The Company's election whether to establish a discount for dividend reinvestment or Optional Cash Purchases for any dividend payment date, COPP Investment Date or Investment Period, as applicable, will not affect its rights to establish a discount for any other dividend payment date, COPP Investment Date or Investment Period in the future. Any Participant may obtain the discount applicable to the next dividend payment date, COPP Investment Date or Investment

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Period by telephoning the Company at (310) 563-5531 during the three business days prior to the applicable dividend payment date, COPP Investment Date or Investment Period, as applicable. The discount, if any, shall be determined by the Company in its sole discretion after reviewing the current market conditions, the level of participation in the plan, and current and projected capital needs. Such discount may vary but shall at no time be more than 2% of the purchase price. Notwithstanding the foregoing, the discount may not be varied by the Company during an Investment Period, and shall apply uniformly to all Optional Cash Purchases made under the WDP for each respective Investment Period, provided however, that such purchase price for shares purchased on any particular trading day during the applicable Investment Period, after giving effect to the applicable discount, shall not be less that the minimum purchase price of 95% of the average of the high and low sales price of the Common Stock reported on the NYSE on that particular trading day.

      E.  Procedures Applicable to Voluntary Cash Purchases.

          Participants shall not be obligated to make any COPP investments or WDP investments, and the amount of such investments may vary, in the case of a purchase under the COPP, among COPP Investment Dates, and in the case of a purchase under the WDP, among Investment Periods. With respect to a purchase under the COPP, if the "COPP Investment Only" box on the Enrollment Form is checked, the Company will continue to pay cash dividends on the shares registered in the Participant's name in the usual manner, but any COPP Payment received will be applied toward the purchase of additional shares of Common Stock under the COPP in accordance with the terms hereof. COPP Payments shall be delivered to the Agent at the address set forth in Section 22.

          In the event that any Participant's check with respect to a COPP Payment is returned unpaid for any reason, the Agent will consider the request for investment of such money null and void and shall immediately remove from the Participant's account shares, if any, purchased upon the prior credit of such money. The Agent shall thereupon be entitled to sell these shares to satisfy any uncollected amounts. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Agent, in addition to any other legal remedies it may have, shall be entitled to sell such additional shares from the Participant's account to satisfy the uncollected balance.

          A Participant may obtain a refund of any COPP Payment or WDP Payment not yet invested upon written request to the Agent at the address set forth in
Section 22, provided such request is received not later than two business days prior to, in the case of a COPP Payment, the next COPP Investment Date, and in the case of a WDP Payment, the commencement of the next Investment Period. If the Agent receives the Participant's request for refund later than these specified times, the COPP Payment or WDP Payment, as applicable, will be applied to the purchase of shares of Common Stock.

5.  SHARE PURCHASES

          As Agent for the Participants in the Plan, the Agent will receive cash dividends from the Company with respect to Common Shares held by the Participants and voluntary cash

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purchases from the Participants. Shares to be purchased under the DRIP and the
COPP with such cash dividends or voluntary cash purchases may be purchased in the open market by the Agent on the New York Stock Exchange or any securities exchange where the Company's Common Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be subject to such terms with respect to price, delivery and other matters as to which the Agent may agree. Alternatively, or in combination with open market purchases, the Company has the right to satisfy its obligations under the DRIP and the COPP, and shall satisfy its obligations under the WDP, by registering and issuing additional shares of Common Stock, subject to compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. We may, without giving you prior notice, change our determination as to whether the Agent will purchase shares of Common Stock directly from us or in the open market or in privately negotiated transactions from third parties (although we may not effect such a change more than once in any three-month period) in connection with the purchase of shares with reinvested dividends or from Optional Cash Purchases under the COPP.

          In the event that the Company satisfies its obligations hereunder by registering and issuing additional shares of Common Stock, the date of issuance of shares to be purchased with reinvested dividends, or with voluntary cash purchases will be the Dividend Payment Date, the COPP Investment Date or on each day on which shares are purchased during the applicable WDP Investment Period, as the case may be.

          When the Company is issuing shares of Common Stock to satisfy it obligations under the DRIP or the COPP, the purchase price will be the average of the highest and lowest price per share as reported by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, any other securities exchange or national quotation service on which the Common Stock is then traded or listed for quotation on such Dividend Payment Date or COPP Investment Date. Shares of Common Stock purchased under the DRIP and the COPP on the open market or in privately negotiated transactions shall occur on the applicable Dividend Payment Date or COPP Investment Date, as the case may be; provided, however, that the Company may in the future advise the Agent that the Agent may effect such purchases from time to time in its discretion over such longer period not to exceed the 15 trading days following the applicable Dividend Payment Date or COPP Investment Date; provided further, that in the case of such a purchase to be effected following a COPP Investment Date, in no event shall any such purchase occur on a Dividend Payment Date. If the Company exercises its discretion to execute market purchases over an extended period, the date of issuance will be the actual date of purchase of the Common Stock. In making purchases for a Participant's account, the Agent may commingle a Participant's funds with those of other Participants. The price at which shares will be deemed to have been acquired for a Participant's account shall be the average price (on a day-by-day basis) of all shares purchased by the Agent for the Plan with reinvested dividends and/or COPP Payments then being invested. No Participant shall have any authority or power to direct the time or price at which Common Stock may be purchased. No interest will be paid on funds held for investment.

          Notwithstanding anything to the contrary in this Plan, the amount paid by a Participant for any shares of Common Stock (whether from reinvested dividends or Optional Cash Purchases, and whether acquired from the Company or through open market or privately negotiated transactions) purchased on any particular trading day during the applicable Investment Period, less the amount of any brokerage commissions, trading fees and any

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other costs of purchase paid by the Company, shall not be less than 95% of the average of the high and low sales price of the Common Stock reported by the New York Stock Exchange on that particular trading day (the "Minimum Purchase Price").

          The number of shares to be purchased for a Participant will depend on the net amount of the Participant's dividends available for reinvestment under the DRIP, and/or the aggregate amount of the COPP Payment and/or WDP Payment and the price per share of the Common Stock. Each Participant's account will be credited with the number of shares, including fractions calculated to four decimal places, equal to the total of a Participant's funds available for investment, divided by the applicable per share purchase price of the shares purchased.

          The Agent shall have no responsibility as to the value of the Common Stock acquired for a Participant's account. It is understood that for a number of reasons, including observance of the Rules and Regulations of the Securities and Exchange Commission requiring temporary curtailment or suspension of purchases and the limitations on ownership contained in the Company's charter, the whole amount of funds available in a Participant's account for the purchase of Common Stock might not be applied to such purchase. The Agent shall not be liable when conditions prevent the purchase of Common Stock or interfere with the timing of such purchases.

6.  COSTS

          The Company will pay all of the costs of administrating the Plan (other than brokerage commissions and trading fees). The Company will pass on to each Participant the fees and commissions associated with the purchase and sale of shares of Common Stock attributable to each Participant under the Plan.

7.  CUSTODIAL SERVICE

          All shares of Common Stock that are purchased by Participants under the DRIP, COPP or the WDP shall be held in the Participant's name and the shares shall be added to the Participants' balance in the Plan. The Agent shall act as custodian for all of the Participants' shares held in the Plan.

          A Participant may send to the Agent for safekeeping all Common Stock certificates which the Participant holds. The Agent will keep all shares represented by such certificates for safekeeping in book entry form, combined with any full and fractional shares then held in the Plan in the name of the Participant. In order to deposit share certificates in the Plan, a Participant must submit a letter of instruction to the Agent. Shares certificates may be withdrawn from the Plan by instructing the Agent in writing.

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8.  STATEMENT OF ACCOUNT

          As soon as practicable after the purchase of Common Stock is completed, the Agent will send each Participant a statement of account confirming the transaction and itemizing any previous investment activity for the calendar year. If a Participant participates in the Plan through a broker, bank or nominee, the Participant's statement of account will be sent to the respective broker, bank or nominee and the Participant must contact the broker, bank or nominee to obtain the statement.

9.  DIVIDENDS ON PLAN SHARES

          As the custodian for the Common Stock held in Participants' accounts under the Plan (whether such shares were purchased under the DRIP, the COPP or the WDP) the Agent will receive dividends (less any applicable tax withholding requirements imposed on the Company) for all Plan shares held on the applicable record date, will credit such dividends to Participants' accounts on the basis of shares held in these accounts, and will automatically reinvest such dividends in additional Common Stock unless it is otherwise instructed in writing by the Participant.

          If the Company distributes stockholders' subscription rights to purchase additional shares of common stock or other securities, the Agent shall sell the rights accruing to all shares held in a Participant's name when the rights become separately tradable. The Agent will apply the net proceeds from the sale of the rights to the purchase of Common Stock with the next monthly optional cash purchase. If a Participant does not want the subscription or such other rights sold, such Participant may notify the Agent by submitting an updated Enrollment Form which shall direct the Agent to distribute the rights directly to the Participant.

10.  SALE OF PLAN SHARES

          A Participant can instruct the Agent in writing to sell any or all of the whole shares of Common Stock held in the Plan. The written notification to the Agent must include the number of shares to be sold. Any such request that does not clearly indicate the number of shares to be sold will be returned to the Participant with no action taken. The Agent will make the sale as soon as practicable after receipt of a Participant's proper request and a check for the proceeds, less brokerage commission, transfer taxes (if any) and a $5.00 service fee, will be sent by the Agent promptly after the settlement date. No Participant shall have the authority or power to direct the date or sales price at which Common Stock may be sold. A withdrawal/termination form will be provided on the reverse side of the statement of account for this purpose. Participants should mail this form to the Agent at the address set forth in
Section 22.

          A Participant may transfer ownership of all or any part of their shares held in the Plan through gift, private sale or otherwise, by mailing to the Agent at the above address a properly executed stock assignment, along with a letter requesting the transfer and a Form W-9 completed by the transferee. If any stock certificates in such Participant's account contain a

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restrictive legend, the Agent will comply with the provisions of such restrictive legend before effecting a sale or transfer of such restricted shares. All transfers shall be subject to the limitations on ownership and transfer provided herein and in the Company's charter.

11.  ISSUANCE OF SHARE CERTIFICATES

          Share certificates will not be issued unless a request is made to the Agent. The number of shares held in the Plan by a Participant will be shown on the regular statement of account provided to such Participant. By contacting the Agent by telephone or in writing, a Participant may request, without charge, a share certificate for any or all of the whole shares held for such Participant in the Plan. Each certificate issued will be registered in the name or names in which the account is maintained, unless otherwise instructed in writing. If a certificate is to be issued in a name other than the name on the Plan Account, the Participant or Participants must have their signature(s) guaranteed by a commercial banker or broker. Certificates for fractional shares will not be issued under any circumstances.

12.  TERMINATION OF PLAN PARTICIPATION

          In order to terminate participation in the Plan, a Participant must notify the Agent in writing. The Company may also terminate the Plan by sending written notice to the Participants and to the Agent. After the Agent receives the termination notice, dividends will be sent to the stockholder in the usual manner, and no further voluntary cash purchases may be made. A termination notice will be effective upon receipt by the Agent, provided such notice is received at least two business days prior to the next dividend record date, Optional Cash Purchase Payment Date or commencement of the next Investment Period. If a termination notice is not received by the Agent at least two business days prior to any dividend record date, in the case of the DRIP, and in the case of the COPP and WDP, at least two business days prior to the commencement of the COPP Investment Period or Investment Period respectively, it will not be processed until after purchases made from dividends paid have been completed and credited to Participants' accounts. Once termination has been effected, the Agent will issue to the Participant a certificate for all whole shares held by a Participant under the Plan. Alternatively, a Participant may specify in the termination notice that some or all of the shares be sold. Any fractional shares held in a Participant's account under the Plan at the time of termination will be converted to cash at a price equal to the average of the highest and lowest price per share as then reported by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, any other securities exchange or national quotation service on which the Common Stock is then traded or listed for quotation on the date of such conversion, and the Agent will deliver a check to the Participant for the net proceeds.

          If a Participant transfers shares represented by certificates registered in such Participant's name on the Company's books but does not notify the Agent, the Agent will continue to reinvest dividends on shares held in such Participant's account under the Plan until otherwise directed.

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          If a Participant's Plan account balance falls below one full share, the Agent reserves the right to liquidate the fraction and remit the proceeds, less any applicable fees, to the Participant at the Participant's address appearing in the Agent's records.

13.  PLAN ADMINISTRATION

          The Agent, or a successor selected by the Company, will administer the Plan for Participants, keep records, send statements of account to Participants, answer Participants' questions and perform other duties set forth herein or otherwise related to the Plan. All inquiries regarding the Plan should be sent to the Agent at the address set forth in Section 22.

          As soon as practicable after each purchase for a Participant's account, a statement of account will be mailed to the Participant by the Agent. In addition, the Agent shall send to each Participant all communications sent to other stockholders, including, if applicable, any annual and quarterly reports to stockholders, proxy statements and dividend income information for tax reporting purposes.

          The Company may remove the Agent upon 60 days prior written notice to the Agent (the "Termination Notice"). The Agent may resign as Agent upon 60 days prior written notice to the Company. Upon any such removal or resignation, the Agent shall be relieved and discharged of any further responsibilities with respect to its duties thereunder. Not later than 30 days after the date on which the Agent receives or delivers, as the case may be, the Termination Notice (the "Termination Notice Date"), the Company shall deliver to the Agent a written notice instructing the Agent to deliver to the Company or its designee all of the statements of account, the shares of Common Stock held by the Agent under the Plan, and all other books and records in connection with the administration of the Plan (collectively, the "Plan Records"). The Agent shall comply with instruction and deliver the Plan Records to the Company or its designee not later than 10 business days following the date it receives such instruction; provided, however, that if no instruction is received by the Agent by the 30th day following the Termination Notice Date, the Agent shall deliver the Plan Records to the Company not later than 45 days after the Termination Notice Date. The Agent shall cooperate with and assist the Company or any successor agent with the transfer of the Plan Records.

          As Agent, MellonBank, N.A. shall act in accordance with the Plan and in accordance with applicable laws, including without limitation the Securities Exchange Act of 1934, as amended (the "Exchange Act") and interpretations thereof by the Securities and Exchange Commission.

          The Agent shall keep appropriate records concerning the Plan accounts, purchases and sales of the Company's securities made under the Plan and Participants' addresses of record and shall send statements of account and confirmations to each Participant in accordance with the provisions hereof. Without limiting the foregoing, the Agent shall maintain and retain for a period of not less than two years from the date of the event the following information:
(i) the dates and substance of any materials distributed in connection with the Plan, (ii) the number of

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Participants as of the end of each month; (iii) the volume of Company securities purchased under the Plan by the Agent each month; and (iv) a record of any period during which the Company is engaged in any other distribution of shares of its Common Stock or other Company securities for purposes of Regulation M under the Exchange Act. The Company shall notify the Agent of the commencement and the termination of any such period on the date of any such commencement or termination:

          The Agent:

          (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing between the Agent and the Company. Without limiting the foregoing, nothing herein shall impose any fiduciary duty upon the Agent to any Participant, as such term is defined herein;

          (b) shall be regarded as making no representation and having no responsibilities as to the validity, sufficiency, value, or genuineness of any of the Company's securities purchased or sold in connection herewith, and will not be required to or be responsible for and will make no representations as to, the validity, sufficiency, value or genuineness of any of the Company's securities;

          (c) shall not be obligated to take any legal action hereunder; if, however, the Agent determines to take any legal action hereunder, and where the taking of such action might, in its reasonable judgment, subject or expose it to any expense or liability, the Agent shall not be required to act unless it shall have been furnished with an indemnity reasonably satisfactory to it;

          (d) may rely on and shall be fully authorized and protected in acting or failing to act in good faith reliance upon any certificate, instrument, opinion, notice, letter, telegram, telex, facsimile transmission or other document or security delivered to and believed by the Agent to be genuine and to have been signed by the proper person or persons;

          (e) shall not be liable or responsible for any failure on the part of the Company or any Participant to comply with any of their respective obligations relating to the Plan or under applicable law, including without limitation obligations under applicable securities laws;

          (f) shall have no obligation to make any payment unless it has received the necessary funds as set forth herein to make such payments in full;

          (g) may consult with counsel reasonably satisfactory to the Agent, including in-house counsel, if any, or counsel to the Company, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by the Agent in good faith and in accordance with the advice of such counsel;

          (h) may perform any of its duties hereunder either directly or by or through agents or attorney which are not affiliates of the Company (except for purchase and sale orders submitted by Participants, including accompanying funds, all of which will be handled only by the Agent's personnel), provided that (i) any activities that constitute transfer agent functions, as defined in section 3(a)(25) of the Exchange Act, must be conducted either by the Agent itself or by a service organization that is a registered transfer agent under the Exchange Act, and (ii) no such agent or attorney shall receive compensation based on the number and type of orders or transactions processed through the Plan. The Agent shall not be liable or responsible for any misconduct or negligence on the part of any agent or attorney appointed with reasonable care by it hereunder; and

          (i) is not authorized, and shall have no obligation, to pay any brokers, dealers, or soliciting fees to any person.

          In exercising all of its duties and obligations hereunder, the Agent shall use the same degree of skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          Notwithstanding the foregoing, the Agent may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that the Agent shall not be liable for any error or judgment made in good faith unless it is proved that the Agent was negligent in ascertaining the pertinent facts.

          The Agent may charge reasonable fees for its services in connection with the Plan (to the extent consistent with the provisions of the Plan) including without limitation fees for purchase and sale order processing, enrollment, custody, account maintenance and dividend reinvestment and shall be reimbursed for all its reasonable out-of-pocket costs and expenses. All such fees, costs and expenses shall be paid by the Company, except that Participants and other eligible book entry stockholders will be required to pay a nominal commission and fee for each sale order and a nominal fee for the issuance of duplicate statements of account or transaction notices. The Agent may from time to time by notice to the Company and the Participants establish the amount of any such fees.

          The Agent shall have the authority to undertake any act reasonably necessary to fulfill its duties as set forth herein.

          In administering the Plan, neither the Agent, the Company nor any agent for either will be liable for (i) any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability arising out of failure to terminate a Participant's account upon such Participant's death or adjudicated incompetence prior to the receipt of written notice of such death or adjudicated incompetence, (ii) the prices at which Common Stock are purchased for the Participant's account, (iii) the times when purchases are made or (iv) fluctuations in the per share market value of the Common Stock. The Agent shall not be liable for any failure or delays arising out of conditions beyond its reasonable control including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, storms, electrical, mechanical, computer or communications facilities failures, acts of God or similar occurrences.

          Neither the Agent, the Company nor any agent for either shall have any duties, responsibilities or liabilities except such as are expressly set forth herein and in the Agent Agreement. The Company specifically disclaims any responsibility for any of the Agent's actions or inactions in connection with the administration hereof.

          The Company will indemnify and hold harmless the Agent and its officers, directors, shareholders, and agents from and against any loss, liability, damage or expense (including reasonable attorneys' fees and expenses) (a "Loss") incurred as a result of the performance of the Agent's duties hereunder, provided that such Loss is not (a) due to any negligent or bad faith act or omission by the Agent, (b) due to a failure by the Agent to act in accordance with the provisions hereof or the written instructions of the Company or (c) due to a breach by the Agent of its agreements set forth herein.

14.  PLEDGE OF SHARES

          Shares held in the Plan may not be pledged or assigned, and any such purported pledge or assignment shall be void.

15.  VOTING

          The Agent will not vote any shares that it holds for a Participant's account except as directed by the Participant. If no instructions are received, the shares will not be voted. Each Participant that is a registered holder will receive a proxy voting card for the total of their whole shares, including shares that they hold in the Plan. Neither the Company nor the Agent shall be required to send proxy materials to any Participant that holds shares of Common Stock through a broker, bank or nominee and any such Participant must contact such broker, bank or nominee to vote their shares.

16.  SHARE DIVIDENDS, ETC.

          Any Common Stock dividend upon, or shares of Common Stock issued as a result of, splits of Common Stock, both full and fractional, will be credited by the Agent to Participants' accounts. Participation in any rights offering will be based upon both the Common Stock registered in Participants' names and the Common Stock credited to Participants' accounts. Rights applicable to Common Stock credited to a Participant's account under the Plan will be sold by the Agent and proceeds will be credited to the Participant's account under the Plan and applied to the purchase of Common Stock on the next investment date. Any Participant who wishes to exercise, transfer or sell the rights applicable to the Common Stock credited to the Participant's account under the Plan must request, prior to the record date for the issuance of any such rights, that the Common Stock credited to the Participant's account be transferred from the Participant's account and registered in the Participant's name.

17.    OWNERSHIP LIMITATIONS

          The Company's charter places certain restrictions upon the actual and constructive ownership of shares of each class or series of stock, applied to each class or series of stock separately. With respect to the Common Stock of the Company, any one person or entity is limited to owning, actually and constructively, no more than 7.0% of the outstanding Common Stock of the Company (the "Ownership Limit"). The percentage of ownership is measured by either value or absolute number of shares, whichever measurement is more restrictive. To the extent any transfer of Common Stock, reinvestment of dividends or voluntary cash investment elected by a stockholder would cause such stockholder or any other person or entity to exceed the Ownership Limit or otherwise violate the Company's charter, such transfer or investment will be void ab initio as to that stockholder or the other person or entity, and such stockholder or other person or entity will be entitled to receive cash dividends (without interest) in lieu of such reinvestment or to a return of such voluntary cash investment (without interest), as applicable, provided that the amount received by that stockholder or other person or entity does not exceed the sales price of the shares.

          In order to monitor the Ownership Limit and the limitation of cash purchases which may be made under the COPP, the Company has right to aggregate all plan accounts that it believes, in its sole discretion, are under common control or management or to have common ultimate beneficial ownership. If the Company exercises such right, it shall aggregate the accounts and return, without interest, within 35 days of receipt, any amounts in excess of the investment limitations applicable to a single account received in respect of all such accounts.

18.  AMENDMENT OR TERMINATION OF PLAN

          The Plan may be amended, modified, suspended, supplemented or terminated by the Company at any time, provided, however, that when necessary or appropriate to comply with law or the rules or policies of the Securities and Exchange Commission or other applicable regulatory authority, such action shall be effective only by mailing appropriate written notice at least 30 days prior to the effective date of such action to each Participant. Any such action shall be deemed accepted by the Participant unless prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account. Any such amendment may include an appointment by the Company of a successor agent under the terms and conditions set forth herein, in which event the Company is authorized to pay such successor agent for the account of each Participant all dividends and distributions payable on Common Stock held by the Participant under the Plan for application by such successor agent as provided herein. Notwithstanding the foregoing, such action shall not have any retroactive effect that would prejudice the interests of the Participants. In the event of termination, certificates for whole shares held by each Participant in the Plan will be delivered to such Participant together with a check for the net proceeds of the value of any fractional shares, which value will be equal to the average of the highest and lowest price per share as then reported by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, any other securities exchange or national quotation service on which the Common Stock is then traded or listed for quotation on the date of such termination.

19.  GOVERNING LAW

          The terms and conditions of the Plan and its operation shall be governed by the internal laws of the State of Maryland, without regard to otherwise applicable principles of conflicts of law.

20.  INTERPRETATION

          Any question of interpretation arising under the Plan will be determined by the Company, and any such determination will be final.

21.  EFFECTIVE DATE

          The effective date of the Plan shall be March ____,1999.

22.  CORRESPONDENCE AND QUESTIONS

          All correspondence and questions regarding the Plan and any account thereunder should be directed to:

                                MellonBank, N.A.
                  c/o ChaseMellon Shareholder Services, L.L.C.
                                 P. O. Box 3338
                    South Hackensack, New Jersey 07060-1938
                           Telephone  (888) 816-7506


      Kilroy Realty Corporation                                                                                  Enrollment Form for
                                                                                                           Kilroy Realty Corporation
                                                                                                                        Common Stock
                                                                                      Dividend Reinvestment and Direct Purchase Plan
                                                      ------------------------------------------------------------------------------
                                                      This form when completed and signed, should be mailed in the courtesy envelope provided to: ChaseMellon Shareholder Services Investor Services Program,
                                                                                     P.O. Box 3339, South Hackensack N.J. 17606-1939

Is this account for an existing shareholder?  YES [ ]   NO [ ]
-----------------------------------------------------------------------------------------------------------------------------------
1.   Account Registration Complete only one section.  Print clearly in CAPITAL LETTERS.
[ ]  INDIVIDUAL OR JOINT ACCOUNT
     Owner's name

     Owner's Social Security number                      Owner's date of birth
     (used for tax reporting)                            Month          Day            Year
                  -               -                               /              /
     Joint Owner's name

     Joint Owner's Social Security number                The account will be registered "Joint Tenants with Rights
     (used for tax reporting)                            of Survivorship" unless you check a box below:
                  -               -                      [ ] Tenants in common  [ ] Tenants by entirety  [ ] Community property
-----------------------------------------------------------------------------------------------------------------------------------
[ ]  GIFT TRANSFER TO A MINOR (UGMA/UTMA)
     Custodian's name

     Minor's name

     Minor's Social Security number                     Minor's date of birth
     (required)                                         Month           Day             Year                            Donor's
                                                                                                                        state
                -               -                                  /              /
-----------------------------------------------------------------------------------------------------------------------------------
[ ]  TRUST  (Please check only one of the trustee types)            [ ]  Person as trustee         [ ]  Organization as trustee
     Trustee: Individual or organization name

     and Co-trustee's name, if applicable

     Name of trust

     For the benefit of

     Trust taxpayer identification number                     Date of trust
                                                              Month             Day             Year                    Donor's
                                                                                                                        State
                   -                -                                 /                  /
 -----------------------------------------------------------------------------------------------------------------------------------

[ ]  ORGANIZATION OR BUSINESS ENTITY           Check one:     [ ] Corporation         [ ] Partnership     [ ] Other
     Name of entity

Taxpayer identification number
                            -
-----------------------------------------------------------------------------------------------------------------------------------
2.   Address
     Mailing address (including apartment or box number)
                                        --


     City                                                             State          Zip
                                                                                                                        -
     Home phone                                                       Work phone
    (                   )             -                            (                     )                              -
     For mailing address outside the U.S.:
     Country of residence                Province                                   Routing or postal code

-----------------------------------------------------------------------------------------------------------------------------------
3.   Cash Purchase (Make checks payable to KRC Investment Plan)
[ ]  As a CURRENT registered shareholder I wish to make an            As a NEW Investor I wish to enroll in the Program by making an
additional investment.  Enclosed is my check or money order           initial investment for $ _______________.   (Initial
for $ ______________. (Minimum $100 with the Maximum not to           investment must be a least $750 not to exceed $5,000)  AS A
exceed $5,000 per month.)                                             NEW INVESTOR YOU MUST COMPLETE SECTIONS 1, 2, & 6.
-----------------------------------------------------------------------------------------------------------------------------------
4.   Dividend Reinvestment
     You may choose to reinvest all or part of the dividends paid on Kilroy Realty
     Corporation Common Stock.  If neither box is selected, Mellon Bank will automatically remit any dividends to you.

[ ]  Reinvest the dividends on ALL shares.

[ ]  I would like a portion of my dividends reinvested.  Please reinvest the dividends on
     __________ percent of my shares. 100% of your dividends will be reinvested if a percentage is not indicated.
-----------------------------------------------------------------------------------------------------------------------------------

5.   Safekeeping
[ ]  Common stock certificates deposited for safekeeping in your account must be in the same registration as your program account.

     Please accept the enclosed certificate (s) for deposit to my account.  Enclosed are
     ______________ share certificates.
      insert number
                                   certificate number                 number of shares

                                                                                                          T  O  T  A  L
                                                                                              -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

6.   Account Authorization Signature (required)
[ ]  REQUEST FOR TAXPAYER IDENTIFICATION                              CERTIFICATE OF FOREIGN STATUS
NUMBER (Substitute Form W-9)                                          (Substitute Form W-8)
I am a U.S. citizen or a resident alien.  I certify, under            I am an exempt foreign citizen.  I certify, under penalties
penalties of perjury, that (1) the taxpayer identification            of perjury, that for dividends, I am not a U.S. citizen or
number in Section 1 is correct (or I am waiting for a number          resident alien (or I am filing for a foreign corporation,
to be issued to me) and (cross out the following if not true)         partnership, estate, or trust) and I am an exempt foreign
(2) I am not subject to backup withholding because: (a) I am          person. I have entered in Section 2 of this enrollment
exempt from backup withholding, or (b) I have not been notified       form the country where I reside permanently for
by the Internal Revenue Service that I am subject to backup           income-tax purposes.
withholding as a result of failure to report all interest of dividends, or (c) the IRS has notified me that I am no

longer subject to backup withholding.
                                                                      FOR ORGANIZATIONS AND BUSINESS ENTITIES
                                                                      EXEMPT FROM BACKUP WITHHOLDING
                                                                      I qualify for exemption and my account will not be
                                                                      subject to
                                                                      tax reporting and backup withholding.

MY/OUR SIGNATURES (S) BELOW INDICATES I/WE HAVE READ THE PROGRAM BROCHURE AND
AGREE TO THE TERMS THEREIN AND HEREIN.



Signature of Owner                                                    Date (month, day, year)

Signature of Joint Owner




    If you need assistance, please call the Agent at (888) 816-7506

                              REQUEST FOR WAIVER

                 Dividend Reinvestment and Direct Purchase Plan

This form is to be used only by Participants in the Kilroy Realty Corporation (the "Company") Dividend Reinvestment Program and Direct Purchase Plan (the "Plan") who are requesting authorization from the Company to make an optional cash investment under the Plan in excess of the $5,000 monthly maximum.

A new form must be completed each month in which the Participant wishes to make an optional cash investment in excess of the $5,000 monthly maximum. This form will not be accepted by the Agent, unless it is completed in its entirety.

The Participant submitting this form hereby certifies that (a) the information contained herein is true and correct as of the date of this form and (b) the Participant has received a current copy of the Prospectus relating to the Plan (the "Prospectus").

This form should be completed and returned via facsimile at (310) 322-5981,
Attention: Tyler Rose, by 2:00 p.m. Los Angeles Time, on the day that is at least three business days prior to the first day of the applicable Investment Period. (See Annex 1 to the Prospectus.) For information regarding the discount (if any) and threshold price (if any) that may be applicable to optional cash investments made pursuant to an approved Request for Waiver, please call (310) 563-5500.

------------------------------------------------------------------------------------------------------------------------------------
  Participant Information:
  Please Fill Out Entirely.  Bids with Incomplete Information will be rejected.

  --------------------------------------------------------------------------------------------------------------------------------
  Participant Name                                   Participant Signature                                       Date

  --------------------------------------------------------------------------------------------------------------------------------
  Tax I.D. Number                                    Phone Number                                                Fax Number

  --------------------------------------------------------------------------------------------------------------------------------
  Street Address                                     City                           State                        Zip

  --------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Payment Information:
Amount of Payment Request:    $ ____________
--------------------------
  *Wired funds should be directed to the following account: ABA # 043 000 261, account # 100-3609, with a reference to Kilroy
  Investment Plan. The Agent must receive all funds at least one business day prior to the first day of the Investment Period for the applicable investment date.

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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  For Company Use Only:

  --------------------------------------------------------------------------------------------------------------------------------
  Amount Approved                                    Approved by

  --------------------------------------------------------------------------------------------------------------------------------
  Discount Approved                                  Title                                              Date

  --------------------------------------------------------------------------------------------------------------------------------